Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of April 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer /Status (1)		Days	Date	Comments
Domestic Offshore
1	Hercules 120	120' - MC, TD	GOM	Chevron	35-37	72	06/30/12	One 6-month priced option at $37-39K dayrate (subject to cost escalation provisions).
2	Hercules 150	150' - ILC, TD	GOM	Arena	54-56	23	05/12/12	Continuation of prior contract
				Shipyard			05/26/12	Scheduled downtime for approximately 14 days prior to contract commencement
				Apache	59-61	90	08/24/12
3	Hercules 173	173' - MC, TD	GOM	Chevron	37-39	72	06/30/12	One 6-month priced option at $37-39K dayrate (subject to cost escalation provisions).
4	Hercules 200	200' - MC, TD	GOM	Apache	69-71	144	09/10/12
5	Hercules 201	200' - MC, TD	GOM	Stone Energy	57-59	44	06/02/12
				Stone Energy	71-73	50	07/22/12
				Stone Energy	57-59	45	09/05/12
				Hilcorp	66-68	20	09/25/12
6	Hercules 202	200' - MC, TD	GOM	Ankor Energy	59-61	31	05/20/12
				Ankor Energy	66-68	35	06/24/12
				Breton	57-59	120	10/22/12
				W&T Offshore	66-68	106	02/05/13	Scheduled downtime for approximately 7 days prior to contract commencement
				W&T Offshore	71-73	96	05/12/13
7	Hercules 204	200' - MC, TD	GOM	Hilcorp	57-59	11	04/30/12
				Shipyard			05/14/12	Scheduled downtime for repairs
				Tarpon	57-59	35	06/18/12
				Tarpon	51-53	30	07/18/12	Work originally contracted in October 2011 with Hercules 150.
				Castex	57-59	70	09/26/12
8	Hercules 205	200' - MC, TD	GOM	Energy XXI	38-40	43	06/01/12
				ADTI/Contango	43-45	90	08/30/12
				ADTI/Contango	47-49	90	11/28/12	Scheduled downtime for UWILD for approximately 14 days starting in October
9	Hercules 212	200' - MC, TD	GOM	ENI	48-50	4	04/23/12	Contract rate based on prior commitment made in October 2011.
				Shipyard			06/07/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 45 days
				ENI	66-68	30	07/07/12
				Bois d'Arc	61-63	70	09/15/12
				Monforte	69-71	45	10/30/12
10	Hercules 213	200' - MC, TD	GOM	EPL	54-56	79	07/07/12
					71-73	64	09/09/12
11	Hercules 214	200' - MC, TD	GOM	Apache	51-53	31	05/20/12
				Apache	66-68	90	08/18/12
12	Hercules 251	250' - MS, TD	GOM	Walter Oil & Gas	47-49	72	06/30/12
					57-59	120	10/28/12
13	Hercules 253	250' - MS, TD	GOM	Tana	47-49	66	06/24/12	Special survey due by third quarter 2012
14	Hercules 263	250' - MC, TD	GOM	Tana	59-61	11	04/30/12
				Arena	59-61	40	06/09/12
				Shipyard			07/24/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 45 days
				Arena	59-61	80	10/12/12
15	Hercules 264	250' - MC, TD	GOM	Chevron	56-58	4	04/23/12
					71-73	28	05/21/12
				Hall-Houston	79-81	70	07/30/12
				Pisces	86-88	120	11/27/12	Contract reassigned from Hercules 350 to Hercules 264
16	Hercules 265	250' - MC, TD	GOM	Stone Energy	56-58	10	04/29/12
				Shipyard			06/13/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 45 days
				EPL	64-66	50	08/02/12
				ENI	81-83	45	09/16/12
				Gulf Coast Energy Resources	67-69	60	11/15/12	Contract rate based on prior commitment made in December 2011
17	Hercules 300	300' - MC, TD	GOM	Arena	74-76	67	06/25/12
					79-81	120	10/23/12
18	Hercules 350	350' - ILC, TD	GOM	Tarpon	104-106	11	04/30/12
				Hall-Houston	104-106	35	06/04/12
				W&T Offshore	104-106	30	07/04/12
				Ankor Energy	104-106	26	07/30/12
				Monforte	104-106	50	09/18/12
				Shipyard			11/02/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 45 days
					Average	158	days

Hercules Offshore Monthly Rig Fleet Status Report as of April 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer /Status (1)		Days	Date	Comments
19	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
20	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
21	Hercules 85	85' - ILS, TD	GOM	Cold Stacked 01/09
22	Hercules 101	100' - MC, TD	GOM	Cold Stacked 01/09
23	Hercules 153	150' - MC, TD	GOM	Cold Stacked 01/09
24	Hercules 203	200' - MC, TD	GOM	Cold Stacked 06/09
25	Hercules 206	200' - MC, TD	GOM	Cold Stacked 12/09
26	Hercules 207	200' - MC, TD	GOM	Cold Stacked 01/09
27	Hercules 209	200' - MC	GOM	Cold Stacked 01/09
28	Hercules 211	200' -MC Workover	GOM	Cold Stacked 01/09
29	Hercules 250	250' - MS, TD	GOM	Cold Stacked 12/09
30	Hercules 252	250' - MS, TD	GOM	Cold Stacked 05/09
31	Hercules 257	250' - MS, TD	GOM	Cold Stacked 07/10
32	Hercules 259	250' - MS, TD	GOM	Cold Stacked 02/10
33	Hercules 2002	200' - MC, TD	GOM	Cold Stacked 10/08
34	Hercules 2003	200' - TD	GOM	Cold Stacked 02/09
35	Hercules 2500	250' - MS, TD	GOM	Cold Stacked 02/09
36	Hercules 2501	250' - MS, TD	GOM	Cold Stacked 01/10

Hercules Offshore Monthly Rig Fleet Status Report as of April 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer /Status (1)		Days	Date	Comments
International Offshore
1	Hercules 170	170' - ILC, TD	Bahrain	Warm Stacked
2	Hercules 185	150' - ILC, TD		Enroute			04/25/12	Under tow from U.S. GOM to Angola
			Angola	CABGOC	59-61	657	02/11/14
3	Platform 3	Platform, TD	Mexico	PEMEX	49-51	1,240	09/11/15
4	Hercules 258	250' - MS, TD	Malaysia	Warm Stacked
5	Hercules 260	250' - ILC, TD	Democratic Republic of Congo	Perenco	74-76	148	09/14/12	One 6-month priced option. Special survey due by fourth quarter 2012.
6	Hercules 208	200' - MC, TD	Indonesia	Zaratex	99-101	77	07/05/12	Rig on reduced mob rate starting April 6; operating rate commenced April 16. Two 45 day priced options. Scheduled downtime for UWILD for approximately 14 days due by third quarter 2012.
7	Hercules 261	250' - ILC, TD	Saudi Arabia	Shipyard			04/20/12
				Saudi Aramco	83-85	892	09/29/14	Contract scheduled to resume April 21, 2012. Will receive lump sum payment to approximate contract preparation costs.
8	Hercules 262	250' - ILC, TD	Saudi Arabia	Shipyard			06/14/12	Anticipated downtime for approximately 110-120 days starting in February. Will receive lump sum payment to approximate contract preparation costs.
				Saudi Aramco	79-81	877	11/08/14
9	Hercules 266	250' - ILC, TD	GOM /Enroute	Shipyard / Enroute			06/20/12	Contract preparation work and mobilization to the Middle East
			Saudi Arabia	Shipyard			11/30/12	Contract preparation work
				Saudi Aramco	124-126	1,095	11/30/15	Will receive lump sum payment upon contract commencement
					Average	554	days

10	Hercules 156	150' - ILC, TD	Bahrain	Cold Stacked 12/10

Hercules Offshore Monthly Rig Fleet Status Report as of April 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer /Status (1)		Days	Date	Comments
US Inland Barges
1	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	TPIC	21-23	2	04/21/12
				Davis Petroleum	26-28	50	06/10/12
2	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	24-26	47	06/05/12
3	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Dynamic	25-27	7	04/26/12
				Square Mile	20-22	35	05/31/12
					Average	47	days

4	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
16	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
17	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract, while rigs described as "Ready Stacked" are not under contract, but generally are ready for service. Rigs described as "Warm Stacked" may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as "Cold Stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as "Shipyard" are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and or subject to numerous risks as disclosed in the Company's filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)	Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

Hercules Offshore Liftboat Fleet Status Report for the month ended March 31, 2012

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats(1)	Revenue Per Day Per Liftboat(2)	Operating Days	Utilization(3)	Comments
Gulf of Mexico
230	2	2	$17,906	29	47%
170-215	4	4	13,657	47	38%	Two vessels in drydock in March and April
140-150	5	5	9,103	107	69%	One vessel in drydock in April
120-130	14	12	7,013	193	52%	Four vessels in drydock in March and April
105	15	11	5,311	136	40%	Three vessels in drydock in March and April

Sub-total/Average	40	34	$8,225	512	49%

International
230-260	2	2	$51,775	56	90%
170-215	6	6	30,435	105	56%
140-150	4	4	15,853	105	85%
120-130	7	7	11,537	155	71%	One vessel in drydock in March and two vessels in drydock in April
105	4	1	-	-	0%

Sub-total/Average	23	20	$22,679	421	68%

Total/Average	63	54	$14,747	933	56%

(1)	Actively marketed liftboats excludes six GOM cold-stacked liftboats and three Nigeria cold-stacked liftboats.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the continued delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.